UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 4, 2024

NEKTAR THERAPEUTICS

(Exact Name of Registrant as Specified in Charter)

Delaware	0-24006	94-3134940
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

455 Mission Bay Boulevard South

San Francisco, California 94158

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (415) 482-5300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	NKTR	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

On March 4, 2024, Nektar Therapeutics (the “Company”) entered into a securities purchase agreement (the “Purchase Agreement”) with TCG Crossover Fund II, L.P. (the “Purchaser”), for the private placement (the “Private Placement”) of a pre-funded warrant (the “Pre-Funded Warrant”) to purchase 25,000,000 shares of the Company’s common stock (the “Common Stock”), par value $0.0001 per share (the “Warrant Shares” and together with the Pre-Funded Warrant, the “Securities”), at a total purchase price of $30.0 million (or a purchase price of $1.20 per Warrant Share that can be issued upon exercise of the Pre-Funded Warrant). The Pre-Funded Warrant will have an exercise price of $0.0001 per share of Common Stock. The holder of the Pre-Funded Warrant may not exercise the Pre-Funded Warrant if the holder, together with its affiliates, would beneficially own more than 9.99% of the number of shares of Common Stock outstanding immediately after giving effect to such exercise. The holder of the Pre-Funded Warrant may increase or decrease such percentages not in excess of 19.99% by providing at least 61 days’ prior notice to the Company. The aggregate gross proceeds for the Private Placement will be $30 million, before deducting expenses payable by the Company.

The closing of the Private Placement is anticipated to occur on or before March 6, 2024 (the “Closing Date”), subject to the satisfaction of customary closing conditions. Pursuant to the Purchase Agreement, the Company also agreed to file a registration statement with the Securities and Exchange Commission (the “SEC”) on or before the date that is ninety (90) days after the Closing Date for purposes of registering the resale of the Warrant Shares and to use its reasonable best efforts to have such registration statement to be declared effective within the time period set forth in the Purchase Agreement. The Company also agreed, among other things, to indemnify the Purchaser and the Purchaser’s affiliates against certain liabilities in connection with such registration statement and pay all fees and expenses (excluding any fees and expenses of counsel or other advisers to the Purchaser, and any underwriting discounts, brokerage fees and selling commissions incurred by the Purchaser) in connection with the filing of such registration statement and the registration of the Warrant Shares pursuant to such registration statement.

The Private Placement is exempt from registration pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”) and Rule 506(b) of Regulation D promulgated by the SEC thereunder, as a transaction by an issuer not involving a public offering. The Purchaser has acquired the Securities for investment only and not with a view to or for sale in connection with any distribution thereof, and appropriate legends have been affixed to the Securities issued in this transaction.

The foregoing summaries of the Private Placement, the Purchase Agreement and the form of Pre-Funded Warrant do not purport to be complete and are qualified in their entirety by reference to the Purchase Agreement and the form of Pre-Funded Warrant, which are filed as Exhibits 10.1 and 4.1, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

To the extent required by Item 3.02 of Form 8-K, the information regarding the Private Placement set forth under Item 1.01 of this Current Report on Form 8-K is incorporated by reference in this Item 3.02. The Securities issued and sold in the Private Placement are being offered pursuant to Section 4(a)(2) of the Securities Act, and Rule 506(b) of Regulation D as promulgated by the SEC under the Securities Act. The Company relied on this exemption from registration for the Private Placement based in part on the representations made by the Purchaser, including the representations with respect to the Purchaser’s investment intent. The Securities were not issued through any general solicitation or advertisement. A Form D filing will be made following the closing of the Private Placement in accordance with the requirements of Regulation D.

Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements that are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, including without limitation express or implied statements regarding the expected closing of the Private Placement, anticipated proceeds from the Private Placement, and the Company’s plans to file a registration statement to register the resale of the Warrant Shares to be issued and sold in the Private Placement. Each forward-looking statement is subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied in such statement. These and other risks and uncertainties are described in additional detail in the section entitled “Risk Factors” in the Company’s most recent Annual Report on Form 10-K and its Quarterly Reports on Form 10-Q and its other filings made with the SEC from time to time. Although the Company’s forward-looking statements reflect the good faith judgment of its management, these statements are based only on facts and factors currently known by the Company. As a result, you are cautioned not to rely on these forward-looking statements. Any forward-looking statement made in this Current Report on Form 8-K speaks only as of the date on which it is made. Except as required by applicable law, the Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future developments or otherwise.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

4.1	Form of Pre-Funded Warrant

10.1*	Securities Purchase Agreement, dated March 4, 2024, by and between Nektar Therapeutics and TCG Crossover Fund II, L.P.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEKTAR THERAPEUTICS

Date: March 4, 2024	By:	/s/ Mark A. Wilson
Mark A. Wilson
Chief Legal Officer and Secretary